SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2004

ROXIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32373	77-0551214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

Roxio, Inc.

455 El Camino Real

Santa Clara, CA 95050

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On June 17, 2004, Registrant entered into a Common Stock Purchase Agreement with Best Buy Enterprise Services, Inc. (“Best Buy”) pursuant to which Best Buy purchased $5,000,000 of the Common Stock of Registrant on June 17, 2004 and will purchase up to an additional $5,000,000 in two closings over the next eighteen months. The Common Stock Purchase Agreement was entered into in connection with a Strategic Marketing Agreement between Registrant and Best Buy Stores, L.P., an affiliate of Best Buy.

The Registrant issued a press release on June 24, 2004 announcing the strategic relationship between Registrant and Best Buy Stores, L.P. A copy of this press release is incorporated herein by reference and filed as Exhibit 99.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

Not Applicable.

(b) Pro Forma Financial Information

Not Applicable.

(c) Exhibits

99.1	Press Release issued by the Company on June 24, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2004

Roxio, Inc.
(Registrant)

By:	/s/ William E. Growney, Jr.
Name:	William E. Growney, Jr.
Title:	Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on June 24, 2004.

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